March 1, 1996



Dear Strategic Variable Life Policyowner:

The information below supplements Massachusetts Mutual Life Insurance Company's Strategic Variable Life Prospectus dated August 1, 1995. Please place this supplement with your prospectus and retain it for future reference.


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                            STRATEGIC VARIABLE LIFE
                        SUPPLEMENT DATED MARCH 1, 1996
                    TO THE PROSPECTUS DATED AUGUST 1, 1995


The following should be read in conjunction with the information under the heading "WHAT IS MASSMUTUAL?" on page 6 of the Strategic Variable Life
Prospectus:


The merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into Massachusetts Mutual Life Insurance Company ("MassMutual") was completed on February 29, 1996. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. The merger does not affect any provisions of, or rights or obligations under, policies or contracts previously issued by MassMutual. As a result of the merger, MassMutual becomes the nation's fifth largest mutual life insurance company with estimated statutory assets in excess of $50 billion, and estimated total assets under management in excess of $100 billion.






March 1, 1996